UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 13, 2006

WARRIOR ENERGY SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-18754	11-2904094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Rosecrest Lane Columbus, Mississippi		39701
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (662) 329-1047

Black Warrior Wireline Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On February 13, 2006, Warrior Energy Services Corporation issued a press release with respect to its filing of a registration statement on Form S-1.  The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Pride under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Warrior Energy Services Corporation dated February 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARRIOR ENERGY SERVICES CORPORATION

	By:	/s/ Robert J. McNally
Name: Robert J. McNally
Title: Executive Vice President and Chief Financial Officer

Date: February 13, 2006

INDEX OF EXHIBITS

Number	Description
99.1	Press Release issued by Warrior Energy Services Corporation dated February 13, 2006.